The Disciplined

Discovery of Value®

KEELEY Mid Cap Dividend Value Fund

Summary Prospectus January 28, 2019

Class (A) Shares: KMDVX

Class (I) Shares: KMDIX

Before you invest, you may want to review the KEELEY Mid Cap Dividend Value Fund’s (the “Fund”) Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.keeleyfunds.com. You can also get this information at no cost by calling 800-422-3554 or by sending an e-mail request to info@keeleyteton.com. The Fund’s Prospectus and Statement of Additional Information, each dated January 28, 2019 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://keeleyfunds.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Funds (toll-free) at 800-422-3554 or by sending an e-mail request to the Funds at info@keeleyteton.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may call 800-422-3554 or send an email request to info@keeleyteton.com to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Funds.

INVESTMENT OBJECTIVE

The KEELEY Mid Cap Dividend Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” in the Fund’s Prospectus and under the section “Purchases and Redemption of Shares” in the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Class A (KMDVX)	Class I (KMDIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT	Class A (KMDVX)	Class I (KMDIX)
Management Fees(a)	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.22%	0.22%
Acquired Fund Fees and Expenses(b)	0.01%	0.01%
Total Annual Fund Operating Expenses(a)	1.38%	1.13%
Fee Waiver and/or Expense Reimbursement(a)(c)	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(a)	1.21%	0.96%

www.KeeleyFunds.com

(a) The investment management fee rate charged by the Keeley-Teton Advisors, LLC (the “Adviser”) to the Fund was reduced effective October 1, 2018. Please note that the amount of Management Fees, Total Annual Fund Operating Expenses, Fee Waiver and/or Expense Reimbursement, and Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund for the fiscal year ended September 30, 2018.

(b) “Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies. Please note that the amount of Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown in the above table may differ from the ratio of expenses to average net assets included in the “Financial Highlights” section of this Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

(c) The Adviser, has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.20% for Class A Shares and 0.95% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The waiver is in effect through February 28, 2020, and the Adviser cannot discontinue the agreement prior to its expiration.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

KEELEY Mid Cap Dividend Value Fund
Class A	$568	$851	$1,156	$2,019
Class I	$98	$342	$606	$1,359

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.26% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in equity securities of companies with a mid-size market capitalization and that currently pay, or are reasonably expected to pay, dividends to shareholders. Under normal market conditions, the Fund will invest no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in “dividend-paying” common stocks and other equity type securities (including preferred stock, convertible debt securities and warrants) of “mid cap” companies, which the Adviser currently defines as securities within the range of the Russell Midcap® Value Index at the time of investment. The market cap range of the index changes daily, and as a result, the capitalization of mid-cap companies in which the Fund invests will also change. As of December 31, 2018, the market capitalization range of the index was approximately $472.0 million to $33.6 billion.

“Dividend-paying” common stocks have one or more of the following characteristics: (i) attractive dividend yields that, in the opinion of the Adviser, are relatively stable or expected to grow; (ii) that pay a small dividend, but could grow their dividend over the next few years; and (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as a share repurchase program.

www.KeeleyFunds.com

KEELEY Mid Cap Dividend Value Fund

Summary Prospectus January 28, 2019

Class (A) Shares: KMDVX

Class (I) Shares: KMDIX

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term. The Fund seeks to invest in securities of mid-cap, undervalued companies that meet certain criteria identified by the Adviser from time to time. The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends). The Adviser looks for stocks with sustainable, expected growth in earnings and dividends, and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Each stock is judged on its potential for above-average capital appreciation.

The Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return. Dividends also can help reduce the Fund’s volatility during periods of market turbulence and can help offset losses when stock prices are falling. The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments.

The Fund intends to pay the dividends it receives at least annually. It is the Adviser’s intention for the Fund typically to hold securities for more than two years. However, the Adviser may sell securities when a more attractive opportunity emerges, when a company becomes over-weighed in the portfolio, or when operating difficulties or other circumstances make selling desirable.

As long as an investment continues to meet the Fund’s other investment criteria set forth above, the Fund may choose to hold such securities even if the company’s capitalization moves outside the Russell Midcap® Value Index range. If less than 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk. The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news. The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Mid-Capitalization Company Risk. Investing in mid-cap securities presents more risk than investing in more established or large-cap company securities. Mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid.

“Value Style” Investing Risk. Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings. Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame. Generally, companies going through corporate restructuring are more likely than others to remain undervalued. “Value style” investing may fall out of favor with investors and underperform other investment styles. Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Dividend-Paying Stock Risk. The companies held by the Fund may reduce or stop paying dividends, which may affect the Fund’s ability to generate income. The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

Market Sector Concentration Risk. In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition. In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Management Risk. If a portfolio manager is incorrect in the assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

PERFORMANCE

The following performance information indicates some of the risks of investing in the Fund. The bar chart below shows how the Fund’s total return has varied from year to year. The table compares the Fund’s performance with that of the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe and includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies by market capitalization of the Russell 1000® Index. While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results. Updated performance information is available at www.keeleyfunds.com or toll-free at 1-800-422-3554.

KMDVX* - Year-by-year total return as of 12/31 each year (%)

* The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q1 2013	14.62%	Q4 2018	(19.81)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/18 FOR THE KEELEY MID CAP DIVIDEND VALUE FUND(1)	1 Year	5 Years	Since Inception (October 3, 2011)

Return before taxes
Class A	(16.76)%	4.79%	11.67%
Class I	(12.65)%	6.02%	12.66%

Return after taxes on distributions(2)(3)
Class A	(17.52)%	4.12%	11.06%

Return after taxes on distributions and sale of fund shares(2)(3)
Class A	(9.26)%	3.68%	9.47%

Russell Midcap® Value Index (reflects no deduction for fees, expenses and taxes)	(12.29)%	5.44%	12.43%

(1) This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

(3) After tax returns as of December 31, 2018 may be higher or lower than the performance shown above due to the ultimate tax characterization of REITs held in the Fund’s portfolio.

www.KeeleyFunds.com

KEELEY Mid Cap Dividend Value Fund

Summary Prospectus January 28, 2019

Class (A) Shares: KMDVX

Class (I) Shares: KMDIX

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 141 West Jackson Blvd., Suite 2150, Chicago, IL 60604. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — Thomas E. Browne, Jr. is the Lead Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Brian P. Leonard is a Portfolio Manager for the Fund and assists Mr. Browne in the day-to-day management of the Fund. Messrs. Browne and Leonard have managed the Fund since its inception. The SAI provides additional information about the compensation paid to Messrs. Browne and Leonard, other accounts that they manage, and their respective ownership of securities in the Fund.

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 21.

PURCHASE AND SALE OF FUND SHARES

You can buy or sell Fund shares directly from G.distributors, LLC, the Funds’ distributor (the “Distributor”), or from selected broker/dealers, financial institutions and other service providers. Please contact the Distributor at 1-800-422-3554 if you need additional assistance when completing your application. There is neither a minimum holding requirement nor a minimum amount requested to redeem your shares.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem shares of the Fund by written request via mail (The Keeley Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Keeley Funds, 430 West 7th Street, Suite 219204, Kansas City, MO, 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase or redeem shares of a Fund by telephone, if you have an existing account with banking instructions on file by calling the Distributor at 800-GABELLI. (800-422-3554).

The minimum initial investment for the investor class of shares, termed the “Class A” Shares, of the Funds is $2,500, and the minimum for additional investments in Class A Shares of the Funds is $50. These amounts are subject to change at any time. The Distributor may waive these minimums to establish certain Class A Share accounts. The minimum initial investment for the institutional investor class of shares, termed the “Class I” Shares, of the Funds is $1 million, and the minimum for additional investments in Class I Shares of the Funds is $10,000. These amounts are subject to change at any time. The Distributor may waive these minimums to establish certain Class I Share accounts.

TAX INFORMATION

The Funds’ distributions, if any, generally are taxable to you as ordinary income, capital gain or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their Distributor and/or Adviser may pay the intermediary for services provided to the Funds and their shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Read the Funds’ Prospectus and SAI, ask your salesperson or visit your financial intermediary’s website for more information.

1-800-422-3554

KEELEY Mid Cap Dividend Value Fund

Summary Prospectus January 28, 2019

Class (A) Shares: KMDVX

Class (I) Shares: KMDIX

800-422-3554	www.KeeleyFunds.com

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